SECURITIES AND EXCHANGE COMMISSION      NO.33-22297
                          WASHINGTON, DC 20549
                          ____________________

                             POST-EFFECTIVE
                           AMENDMENT NO. 1 TO

                               FORM S-8
                         REGISTRATION STATEMENT
                                UNDER
                       THE SECURITIES ACT OF 1933
                          ___________________

                          BOWATER INCORPORATED
       (Exact name of registrant as specified in its charter)

          DELAWARE                      62-0721803
(State or other jurisdiction          (I.R.S. Employer
of incorporation)                     Identification No.)

  55 EAST CAMPERDOWN WAY, P.O. BOX 1028
  GREENVILLE, SOUTH CAROLINA                     29602
 (Address of Principal Executive Offices)     (Zip Code)

                  BOWATER COMMUNICATION PAPERS INC.
                      EMPLOYEES' SAVINGS PLAN
                      (Full title of the Plan)

                      Wendy C. Shiba, Esquire
            Secretary and Assistant General Counsel
                       Bowater Incorporated
             55 East Camperdown Way, P.O. Box 1028
                Greenville, South Carolina 29602
            (Name and address of agent for service)

                       (803) 271-7733
(Telephone number, including area code of agent for service)

     Bowater Incorporated hereby amends the Registration Statement on Form S-8 (Registration No. 33-22297) (the "Registration Statement") to terminate the registration because all securities registered thereunder have been sold.

                         SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective No. 1 to the Registration Statement on Form S-8 (Registration No. 33-22297) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenville, State of South Carolina, on the 20th day of November, 1995.

                                 BOWATER INCORPORATED
                                     (Registrant)


                               By /s/ Arnold M. Nemirow
                                  _________________________________
                                  Arnold M. Nemirow
                                  Its President and Chief Executive
                                    Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective No. 1 to the Registration Statement on Form S-8
(Registration No. 33-22297) has been signed by the following persons in the capacities and on the dates indicated.


   Signatures                      Title                     Date



        *
___________________________  Director and Chairman of   November 20, 1995
Anthony P. Gammie              the Board



/s/ Arnold M. Nemirow
___________________________  Director, President and    November 20, 1995
Arnold M. Nemirow              Chief Executive Officer



/s/ David G. Maffucci
__________________________   Senior Vice President      November 20, 1995
David G. Maffucci              Chief Financial Officer
                               and Treasurer


/s/ Michael F. Nocito
__________________________   Vice President --          November 20, 1995
Michael F. Nocito              Controller



        *
__________________________   Director                   November 20, 1995
Francis J. Aguilar



        *
__________________________   Director                   November 20, 1995
Hugh D. Aycock



        *
__________________________   Director                   November 20, 1995
Richard Barth



        *
__________________________   Director                   November 20, 1995
Kenneth M. Curtis



        *
__________________________   Director                   November 20, 1995
H. Gordon MacNeill



        *
__________________________   Director                   November 20, 1995
Donald R. Melville



        *
__________________________   Director                   November 20, 1995
John A. Rolls



* Wendy C. Shiba, by signing her name hereto, does sign this document on behalf of the persons indicated above pursuant to powers of attorney duly executed by such persons.


                                   /S/ Wendy C. Shiba
                                By ___________________________
                                   Wendy C. Shiba
                                   ___________________________
                                   Attorney-in-Fact






     THE PLAN.   Pursuant to the requirements of the Securities Act of
1933, the Trustee (or other persons who administer the Employee Benefit
Plan) has duly caused this Post-Effective No. 1 to the Registration Statement on Form S-8 (Registration No. 33-22297) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenville, State of South Carolina, as of November 20, 1995.

                             BOWATER COMMUNICATION PAPERS INC. EMPLOYEES'
                             SAVINGS PLAN




                                  /S/ Aaron B. Whitlock
                              By:_______________________
                                 Aaron B. Whitlock
                                 _______________________
                                 Plan Administrator

                         EXHIBIT INDEX

Exhibit No.

     24     Power of attorney authorizing the signing of the Post-
Effective Amendment No. 1 to the Registration Statement and amendments thereto on behalf of the Registrant's directors is filed herewith.